Exhibit 99.2

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)

dollars in thousands

				% Change from
	September 30 2011	September 30 2010	June 30 2011	September 30 2010	June 30 2011

ASSETS
Cash and due from banks	$291,870	$255,800	$284,691	14.1%	2.5%
Loans held for sale	63,554	103,240	47,133	(38.4%)	34.8%
Other interest-earning assets	256,360	193,421	124,967	32.5%	105.1%
Investment securities	2,776,557	2,762,238	2,663,044	0.5%	4.3%
Loans, net of unearned income	11,895,655	11,950,618	11,852,491	(0.5%)	0.4%
Allowance for loan losses	(266,978)	(281,724)	(266,683)	(5.2%)	0.1%

Net Loans	11,628,677	11,668,894	11,585,808	(0.3%)	0.4%
Premises and equipment	206,170	204,001	207,177	1.1%	(0.5%)
Accrued interest receivable	52,460	55,167	51,387	(4.9%)	2.1%
Goodwill and intangible assets	545,098	549,170	545,909	(0.7%)	(0.1%)
Other assets	475,105	538,842	457,004	(11.8%)	4.0%

Total Assets	$16,295,851	$16,330,773	$15,967,120	(0.2%)	2.1%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$12,637,624	$12,568,117	$12,262,895	0.6%	3.1%
Short-term borrowings	448,955	471,081	546,581	(4.7%)	(17.9%)
Federal Home Loan Bank advances and long-term debt	1,025,505	1,199,513	1,025,537	(14.5%)	—
Other liabilities	199,108	215,752	178,798	(7.7%)	11.4%

Total Liabilities	14,311,192	14,454,463	14,013,811	(1.0%)	2.1%
Shareholders’ equity	1,984,659	1,876,310	1,953,309	5.8%	1.6%

Total Liabilities and Shareholders’ Equity	$16,295,851	$16,330,773	$15,967,120	(0.2%)	2.1%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$4,491,155	$4,346,120	$4,443,025	3.3%	1.1%
Commercial - industrial, financial and agricultural	3,690,164	3,683,577	3,678,858	0.2%	0.3%
Real estate - home equity	1,630,880	1,654,359	1,626,545	(1.4%)	0.3%
Real estate - residential mortgage	1,041,463	1,001,837	1,023,646	4.0%	1.7%
Real estate - construction	648,398	834,266	681,588	(22.3%)	(4.9%)
Consumer	327,054	366,927	330,965	(10.9%)	(1.2%)
Leasing and other	66,541	63,532	67,864	4.7%	(1.9%)

Total Loans, net of unearned income	$11,895,655	$11,950,618	$11,852,491	(0.5%)	0.4%

Deposits, by type:
Noninterest-bearing demand	$2,535,744	$2,163,807	$2,445,008	17.2%	3.7%
Interest-bearing demand	2,517,124	2,221,213	2,290,478	13.3%	9.9%
Savings deposits	3,434,398	3,291,838	3,252,200	4.3%	5.6%
Time deposits	4,150,358	4,891,259	4,275,209	(15.1%)	(2.9%)

Total Deposits	$12,637,624	$12,568,117	$12,262,895	0.6%	3.1%

Short-term borrowings, by type:
Customer repurchase agreements	$202,154	$256,977	$208,948	(21.3%)	(3.3%)
Customer short-term promissory notes	170,839	205,240	171,454	(16.8%)	(0.4%)
Federal funds purchased	75,962	8,864	166,179	757.0%	(54.3%)

Total Short-term borrowings	$448,955	$471,081	$546,581	(4.7%)	(17.9%)

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

dollars in thousands, except per-share data

	Quarter Ended			% Change from		Nine Months Ended
	Sep 30	Sep 30	Jun 30	Sep 30	Jun 30	September 30
	2011	2010	2011	2010	2011	2011	2010	% Change

Interest Income:
Interest income	$173,736	$185,356	$174,935	(6.3%)	(0.7%)	$524,365	$563,624	(7.0%)
Interest expense	32,243	45,170	34,290	(28.6%)	(6.0%)	102,664	145,771	(29.6%)

Net Interest Income	141,493	140,186	140,645	0.9%	0.6%	421,701	417,853	0.9%
Provision for credit losses	31,000	40,000	36,000	(22.5%)	(13.9%)	105,000	120,000	(12.5%)

Net Interest Income after Provision	110,493	100,186	104,645	10.3%	5.6%	316,701	297,853	6.3%
Other Income:
Service charges on deposit accounts	15,164	14,752	14,332	2.8%	5.8%	42,801	44,501	(3.8%)
Other service charges and fees	12,507	11,540	12,709	8.4%	(1.6%)	36,698	33,174	10.6%
Investment management and trust services	8,914	8,604	9,638	3.6%	(7.5%)	27,756	25,347	9.5%
Mortgage banking income	7,942	12,399	6,049	(35.9%)	31.3%	19,454	20,447	(4.9%)
Investment securities gains (losses)	(443)	1,826	(335)	N/M	(32.2%)	1,507	507	197.2%
Other	4,777	3,877	4,979	23.2%	(4.1%)	14,177	12,194	16.3%

Total Other Income	48,861	52,998	47,372	(7.8%)	3.1%	142,393	136,170	4.6%
Other Expenses:
Salaries and employee benefits	58,948	54,533	56,070	8.1%	5.1%	169,326	161,532	4.8%
Net occupancy expense	10,790	10,519	10,874	2.6%	(0.8%)	33,030	32,688	1.0%
FDIC insurance expense	3,732	4,709	3,264	(20.7%)	14.3%	11,750	14,799	(20.6%)
Data processing	3,473	3,187	3,214	9.0%	8.1%	10,059	9,915	1.5%
OREO and repossession expense	3,270	2,620	2,575	24.8%	27.0%	7,815	7,176	8.9%
Professional fees	3,247	3,040	3,102	6.8%	4.7%	9,198	8,621	6.7%
Equipment expense	3,032	2,956	3,377	2.6%	(10.2%)	9,541	8,710	9.5%
Marketing	1,923	2,601	1,863	(26.1%)	3.2%	6,622	6,702	(1.2%)
Intangible amortization	953	1,293	1,172	(26.3%)	(18.7%)	3,303	3,948	(16.3%)
Other	17,221	17,253	16,967	(0.2%)	1.5%	49,986	49,747	0.5%

Total Other Expenses	106,589	102,711	102,478	3.8%	4.0%	310,630	303,838	2.2%

Income Before Income Taxes	52,765	50,473	49,539	4.5%	6.5%	148,464	130,185	14.0%
Income tax expense	13,441	12,793	13,154	5.1%	2.2%	38,970	33,343	16.9%

Net Income	39,324	37,680	36,385	4.4%	8.1%	109,494	96,842	13.1%
Preferred stock dividends and discount accretion	—	(6,172)	—	(100.0%)	—	—	(16,303)	(100.0%)

Net Income Available to Common Shareholders	$39,324	$31,508	$36,385	24.8%	8.1%	$109,494	$80,539	36.0%

PER COMMON SHARE:
Net income:
Basic	$0.20	$0.16	$0.18	25.0%	11.1%	$0.55	$0.43	27.9%
Diluted	0.20	0.16	0.18	25.0%	11.1%	0.55	0.43	27.9%

Cash dividends	$0.05	$0.03	$0.05	66.7%	—	$0.14	$0.09	55.6%
Shareholders’ equity	9.93	9.43	9.80	5.3%	1.3%	9.93	9.43	5.3%
Shareholders’ equity (tangible)	7.20	6.67	7.06	7.9%	2.0%	7.20	6.67	7.9%

Weighted average shares (basic)	199,028	198,282	198,772	0.4%	0.1%	198,801	188,306	5.6%
Weighted average shares (diluted)	199,814	198,792	199,527	0.5%	0.1%	199,544	188,835	5.7%
Shares outstanding, end of period	199,891	198,883	199,370	0.5%	0.3%	199,891	198,883	0.5%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.97%	0.91%	0.91%			0.91%	0.79%
Return on average common shareholders’ equity	7.89%	7.75%	7.53%			7.55%	5.37%
Return on average common shareholders’ equity (tangible)	11.06%	11.09%	10.71%			10.72%	7.64%
Net interest margin	3.93%	3.81%	3.95%			3.93%	3.79%
Efficiency ratio	54.23%	51.95%	52.67%			53.49%	53.06%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Quarter Ended
	September 30, 2011			September 30, 2010			June 30, 2011
	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,887,544	$151,816	5.07%	$11,958,145	$160,125	5.32%	$11,883,019	$151,974	5.13%
Taxable investment securities	2,142,670	20,166	3.76%	2,303,692	22,363	3.88%	2,141,307	20,749	3.88%
Tax-exempt investment securities	325,420	4,456	5.48%	345,281	4,961	5.75%	343,214	4,840	5.64%
Equity securities	124,893	777	2.48%	138,993	760	2.18%	128,258	775	2.42%

Total Investment Securities	2,592,983	25,399	3.92%	2,787,966	28,084	4.03%	2,612,779	26,364	4.04%
Loans held for sale	37,626	425	4.52%	78,862	919	4.66%	36,793	492	5.34%
Other interest-earning assets	218,135	91	0.17%	204,601	102	0.20%	163,548	101	0.25%

Total Interest-earning Assets	14,736,288	177,731	4.80%	15,029,574	189,230	5.01%	14,696,139	178,931	4.88%
Noninterest-earning assets:
Cash and due from banks	276,063			280,784			278,393
Premises and equipment	206,059			203,995			207,141
Other assets	1,107,107			1,133,469			1,098,116
Less: allowance for loan losses	(274,436)			(285,801)			(273,593)

Total Assets	$16,051,081			$16,362,021			$16,006,196

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$2,424,646	$1,262	0.21%	$2,129,407	$1,868	0.35%	$2,352,961	$1,371	0.23%
Savings deposits	3,329,489	2,564	0.30%	3,214,558	4,972	0.61%	3,356,361	3,258	0.39%
Time deposits	4,224,001	15,858	1.49%	4,987,212	22,915	1.82%	4,353,352	17,146	1.58%

Total Interest-bearing Deposits	9,978,136	19,684	0.78%	10,331,177	29,755	1.14%	10,062,674	21,775	0.87%
Short-term borrowings	443,337	151	0.14%	489,013	267	0.21%	455,831	168	0.15%
Federal Home Loan Bank advances and long-term debt	1,025,546	12,408	4.82%	1,274,411	15,148	4.73%	1,025,637	12,347	4.82%

Total Interest-bearing Liabilities	11,447,019	32,243	1.12%	12,094,601	45,170	1.48%	11,544,142	34,290	1.19%
Noninterest-bearing liabilities:
Demand deposits	2,466,877			2,140,866			2,362,614
Other	159,430			198,922			162,202

Total Liabilities	14,073,326			14,434,389			14,068,958
Shareholders’ equity	1,977,755			1,927,632			1,937,238

Total Liabilities and Shareholders’ Equity	$16,051,081			$16,362,021			$16,006,196

Net interest income/net interest margin (fully taxable equivalent)		145,488	3.93%		144,060	3.81%		144,641	3.95%

Tax equivalent adjustment		(3,995)			(3,874)			(3,996)

Net interest income		$141,493			$140,186			$140,645

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	September 30 2011	September 30 2010	June 30 2011	September 30 2010	June 30 2011

Loans, by type:
Real estate - commercial mortgage	$4,461,646	$4,341,685	$4,430,046	2.8%	0.7%
Commercial - industrial, financial and agricultural	3,691,516	3,671,128	3,689,877	0.6%	—
Real estate - home equity	1,628,822	1,643,615	1,623,438	(0.9%)	0.3%
Real estate - residential mortgage	1,037,968	998,165	1,023,471	4.0%	1.4%
Real estate - construction	668,464	868,497	712,638	(23.0%)	(6.2%)
Consumer	329,619	366,719	332,960	(10.1%)	(1.0%)
Leasing and other	69,509	68,336	70,589	1.7%	(1.5%)

Total Loans, net of unearned income	$11,887,544	$11,958,145	$11,883,019	(0.6%)	—

Deposits, by type:
Noninterest-bearing demand	$2,466,877	$2,140,866	$2,362,614	15.2%	4.4%
Interest-bearing demand	2,424,646	2,129,407	2,352,961	13.9%	3.0%
Savings deposits	3,329,489	3,214,558	3,356,361	3.6%	(0.8%)
Time deposits	4,224,001	4,987,212	4,353,352	(15.3%)	(3.0%)

Total Deposits	$12,445,013	$12,472,043	$12,425,288	(0.2%)	0.2%

Short-term borrowings, by type:
Customer repurchase agreements	$206,824	$257,510	$217,657	(19.7%)	(5.0%)
Customer short-term promissory notes	170,790	203,158	171,958	(15.9%)	(0.7%)
Federal funds purchased and other	65,723	28,345	66,216	131.9%	(0.7%)

Total Short-term borrowings	$443,337	$489,013	$455,831	(9.3%)	(2.7%)

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Nine Months Ended September 30
	2011			2010
	Average Balance	Interest (1)	Yield/Rate	Average Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,897,211	$455,476	5.12%	$11,962,986	$479,181	5.35%
Taxable investment securities	2,204,409	62,722	3.79%	2,449,856	75,658	4.12%
Tax-exempt investment securities	337,627	14,181	5.60%	362,656	15,644	5.75%
Equity securities	128,635	2,304	2.39%	140,376	2,302	2.19%

Total Investment Securities	2,670,671	79,207	3.96%	2,952,888	93,604	4.23%
Loans held for sale	39,917	1,417	4.73%	60,535	2,142	4.72%
Other interest-earning assets	149,910	225	0.20%	194,575	358	0.25%

Total Interest-earning Assets	14,757,709	536,325	4.86%	15,170,984	575,285	5.07%
Noninterest-earning assets:
Cash and due from banks	271,674			268,567
Premises and equipment	206,856			203,838
Other assets	1,102,608			1,107,733
Less: allowance for loan losses	(276,654)			(278,190)

Total Assets	$16,062,193			$16,472,932

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$2,366,944	$4,069	0.23%	$2,044,096	$5,548	0.36%
Savings deposits	3,323,050	9,180	0.37%	3,052,292	15,561	0.68%
Time deposits	4,368,831	51,496	1.58%	5,102,822	74,203	1.94%

Total Interest-bearing Deposits	10,058,825	64,745	0.86%	10,199,210	95,312	1.25%
Short-term borrowings	506,620	573	0.15%	623,123	1,206	0.26%
Federal Home Loan Bank advances and long-term debt	1,037,437	37,346	4.81%	1,386,583	49,253	4.74%

Total Interest-bearing Liabilities	11,602,882	102,664	1.18%	12,208,916	145,771	1.60%
Noninterest-bearing liabilities:
Demand deposits	2,356,735			2,065,176
Other	164,144			193,144

Total Liabilities	14,123,761			14,467,236
Shareholders’ equity	1,938,432			2,005,696

Total Liabilities and Shareholders’ Equity	$16,062,193			$16,472,932

Net interest income/net interest margin (fully taxable equivalent)		433,661	3.93%		429,514	3.79%

Tax equivalent adjustment		(11,960)			(11,661)

Net interest income		$421,701			$417,853

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Nine Months Ended September 30
	2011	2010	% Change

Loans, by type:
Real estate - commercial mortgage	$4,425,867	$4,322,628	2.4%
Commercial - industrial, financial and agricultural	3,696,101	3,681,270	0.4%
Real estate - home equity	1,626,937	1,640,939	(0.9%)
Real estate - residential mortgage	1,026,367	970,526	5.8%
Real estate - construction	719,812	913,159	(21.2%)
Consumer	334,565	363,953	(8.1%)
Leasing and other	67,562	70,511	(4.2%)

Total Loans, net of unearned income	$11,897,211	$11,962,986	(0.5%)

Deposits, by type:
Noninterest-bearing demand	$2,356,735	$2,065,176	14.1%
Interest-bearing demand	2,366,944	2,044,096	15.8%
Savings deposits	3,323,050	3,052,292	8.9%
Time deposits	4,368,831	5,102,822	(14.4%)

Total Deposits	$12,415,560	$12,264,386	1.2%

Short-term borrowings, by type:
Customer repurchase agreements	$212,449	$256,706	(17.2%)
Customer short-term promissory notes	177,639	211,158	(15.9%)
Federal funds purchased and other	116,532	155,259	(24.9%)

Total Short-term borrowings	$506,620	$623,123	(18.7%)

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

dollars in thousands

	Quarter Ended			Nine Months Ended
	Sep 30	Sep 30	June 30	Sep 30
	2011	2010	2011	2011	2010
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$268,633	$280,377	$271,156	$275,498	$257,553
Loans charged off:
Commercial - industrial, financial and agricultural	(14,840)	(6,601)	(15,406)	(43,582)	(22,972)
Real estate - construction	(8,535)	(23,139)	(7,468)	(29,897)	(52,991)
Real estate - commercial mortgage	(5,730)	(4,262)	(7,074)	(22,851)	(10,521)
Consumer and home equity	(1,792)	(3,254)	(2,331)	(6,882)	(7,770)
Real estate - residential mortgage	(1,514)	(751)	(7,707)	(14,217)	(4,022)
Leasing and other	(486)	(790)	(689)	(1,672)	(2,045)

Total loans charged off	(32,897)	(38,797)	(40,675)	(119,101)	(100,321)
Recoveries of loans charged off:
Commercial - industrial, financial and agricultural	695	2,088	1,003	2,089	3,681
Real estate - construction	595	189	79	1,237	1,085
Real estate - commercial mortgage	249	571	191	1,975	856
Consumer and home equity	314	246	435	1,059	1,286
Real estate - residential mortgage	36	3	190	270	7
Leasing and other	192	197	254	790	727

Recoveries of loans previously charged off	2,081	3,294	2,152	7,420	7,642

Net loans charged off	(30,816)	(35,503)	(38,523)	(111,681)	(92,679)
Provision for credit losses	31,000	40,000	36,000	105,000	120,000

Balance at end of period	$268,817	$284,874	$268,633	$268,817	$284,874

Net charge-offs to average loans (annualized)	1.04%	1.19%	1.30%	1.25%	1.03%

NON-PERFORMING ASSETS:
Non-accrual loans	$269,176	$284,408	$274,973
Loans 90 days past due and accruing	41,427	58,164	35,869

Total non-performing loans	310,603	342,572	310,842
Other real estate owned	37,399	30,195	37,493

Total non-performing assets	$348,002	$372,767	$348,335

NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$102,928	$100,286	$102,724
Commercial - industrial, financial and agricultural	92,385	85,103	94,855
Real estate - construction	52,381	91,591	58,381
Real estate - residential mortgage	48,086	52,038	43,200
Real estate - home equity	12,097	11,272	9,440
Consumer	2,614	1,882	2,090
Leasing	112	400	152

Total non-performing loans	$310,603	$342,572	$310,842

DELINQUENCY RATES, BY TYPE:

	September 30, 2011			September 30, 2010			June 30, 2011
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total
Real estate - commercial mortgage	0.84%	2.29%	3.13%	0.56%	2.31%	2.87%	0.57%	2.32%	2.89%
Commercial - industrial, financial and agricultural	0.57%	2.50%	3.07%	0.77%	2.31%	3.08%	0.54%	2.58%	3.12%
Real estate - construction	1.28%	8.08%	9.36%	1.04%	10.98%	12.02%	0.62%	8.56%	9.18%
Real estate - residential mortgage	3.02%	4.62%	7.64%	3.92%	5.20%	9.12%	3.37%	4.22%	7.59%
Real estate - home equity	0.74%	0.74%	1.48%	0.74%	0.68%	1.42%	0.74%	0.58%	1.32%
Consumer, leasing and other	1.71%	0.69%	2.40%	1.42%	0.53%	1.95%	1.22%	0.56%	1.78%

Total	0.99%	2.61%	3.60%	1.00%	2.86%	3.86%	0.85%	2.63%	3.48%

(1)	Includes non-accrual loans

ASSET QUALITY RATIOS:

	Sep 30 2011	Sep 30 2010	June 30 2011
Non-accrual loans to total loans	2.26%	2.38%	2.32%
Non-performing assets to total loans and OREO	2.92%	3.11%	2.93%
Non-performing assets to total assets	2.14%	2.28%	2.18%
Allowance for credit losses to loans outstanding	2.26%	2.38%	2.27%
Allowance for credit losses to non-performing loans	86.55%	83.16%	86.42%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	20.37%	23.12%	20.78%